EXHIBIT 99.1

For Immediate Release

Contact: David Bulger (Company)	Jerry Daly or Carol McCune

CFO, Treasurer and EVP	Daly Gray (Media)
(561) 835-1800 x302	(703) 435-6293

Innkeepers USA Trust Announces Fourth Quarter Earnings

PALM BEACH, Fla., February 4, 2003—Innkeepers USA Trust (NYSE: KPA), a hotel real estate investment trust (REIT) and a leading owner of upscale, extended-stay hotel properties throughout the U.S., today announced results for the fourth quarter and year ended December 31, 2002.

Net income available to common shareholders was $0.9 million for the fourth quarter, or $0.02 per diluted share, compared to net income available to common shareholders of $16.7 million, or $0.45 per diluted share, for the fourth quarter 2001. Net income available to common shareholders is after impairment and settlement of litigation charges, gain (loss) on sale of hotel and discontinued operations. Total revenue was $34.4 million, compared to $40.1 million for the fourth quarter of 2001. Funds from operations (FFO) for the fourth quarter 2002 declined 8 percent to $10.1 million from $11.0 million for the same period in 2001. FFO excludes impairment and settlement of litigation charges, gain (loss) on sale of hotel and an estimated loss on sale included in discontinued operations. FFO per share fell 13 percent to $0.21 per share, compared to $0.24 for the fourth quarter of 2001. EBITDA declined to $15.1 million from $16.6 million for the fourth quarter of 2001, a decrease of 9 percent. The decrease in FFO

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resulted primarily from a 4.3 percent decrease in revenue per available room (RevPAR) for 66 of the company’s hotels.

2002 Highlights

“This has been an unprecedented two-year period for the lodging industry and for Innkeepers, with back to back RevPAR declines in 2001 and 2002,” said Jeffrey H. Fisher, Innkeepers chief executive officer and president. “By the same token, there were some very positive developments for us in 2002:

•	We paid an $0.08 common share dividend in all four quarters and also paid an $0.08 special common share dividend, in addition to our $0.53906 regular quarterly preferred share dividend, all of which we paid from free cash flow and not from borrowed funds.

•	We maintained a strong and low-levered balance sheet and further reduced leverage, with a debt-to-investment in hotel properties at cost ratio of 27 percent and all of our debt maturities due in 2007 and beyond.

•	We completed a common share offering of 2.6 million shares at $10.13, generating net proceeds of $25 million.

•	We spent $21 million on capital expenditures to maintain the competitive condition of our properties, also paid from free cash flow.

•	Our newly developed Residence Inn by Marriott in Saddle River, N.J., opened in the fall on time and on budget.

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•	In January 2003 we announced further consolidated management of our hotels under a single umbrella with our primary lessee, Innkeepers Hospitality, which now leases and will manage 61 of the REIT’s 67 properties.

•	We conditionally settled litigation with our former chief operating officer.

“From a business standpoint,” Fisher added, “it appears that we are entering the trough phase of this downturn, as evidenced by the gradual, sequential improvement in our quarterly RevPAR year-over-year comparisons during 2002, as follows: (22.3) percent in the first quarter, (11.9) percent in the second, (6.9) percent in third quarter and (4.3) percent in the fourth quarter. Our Residence Inn brand properties, which constitute two-thirds of our hotels, continue to generate better-than-industry occupancy rates—74 percent for 2002, compared to approximately 59 percent average occupancy for the industry as a whole.”

2002 Operating Results

Ongoing weakness in the economy and the lack of a rebound in corporate transient travel were the primary contributors to the company’s results. The effects of significantly lower levels of transient business demand were particularly pronounced in major MSAs, where the majority of Innkeepers’ hotels are located, i.e., Atlanta, Boston, Chicago, Dallas, Denver, Detroit, Hartford, Philadelphia, San Francisco and Seattle. Collectively, these locations accounted for approximately 66 percent of the company’s percentage lease revenues for 2002. RevPAR declined from $76.85 to $67.67, or 11.9 percent, for 66 of the company’s hotels in 2002.

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Occupancy decreased 2.1 percent to 71.4 percent, and average daily rate (ADR) decreased 10.1 percent to $94.75.

The RevPAR decrease for 2002 reflects a 24 percent decline in RevPAR at the company’s eight Silicon Valley, California properties, where the local economy has been severely impacted. The eight Silicon Valley hotels accounted for 20 percent and 24 percent of the company’s percentage lease revenues for the 12 months ended December 31, 2002 and 2001, respectively. Excluding Silicon Valley, the remainder of Innkeepers’ portfolio reported a RevPAR decrease of 8.6 percent for 2002.

2003 Guidance

“Based on the finalization of negotiations of our 2003 corporate business rates and our fourth quarter results, we are providing 2003 RevPAR and FFO per share guidance. Our 2003 FFO per share guidance range is $0.98 to $1.08, based on a full-year RevPAR range of (2.0) percent to 2.0 percent,” Fisher said.

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FFO Per Share and RevPAR Ranges for 2003

FFO per share
1 st quarter	$0.20 to $0.23
2 nd quarter	$0.27 to $0.30
3 rd quarter	$0.30 to $0.32
4 th quarter	$0.21 to $0.23
Full year	$0.98 to $1.08
RevPAR
1 st quarter	(6.0%) to (2.0%)
2 nd quarter	(3.0%) to 1.0%
3 rd quarter	Flat to 4.0%
4 th quarter	1.0% to 5.0%
Full year	(2.0%) to 2.0%

“Our assumptions for 2003 do not include the effects of any additional sales, acquisitions or development of new hotels, capital transactions or any other transactions that may occur in conjunction with the REIT Modernization Act, or otherwise,” Fisher said.

Dividend Update

The company paid $0.40 in common share dividends and $2.15624 in Series A preferred share dividends in 2002. Dividends in 2002 were slightly in excess of 100 percent of taxable income, in line with the company’s policy. Innkeepers expects to pay a regular quarterly $0.08 per common share dividend in 2003 if the company achieves earnings consistent with its currrent guidance. The company will distribute any additional amounts in 2003 in the form of special dividends, if necessary to maintain its policy of distributing 100 percent of its taxable income.

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“We will continue to pay quarterly dividends in 2003 on our Series A convertible preferred shares at the annual rate that we have in the past, $2.15624 per share, and to pay a quarterly distribution on the Series B partnership units at an annual rate of $1.10,” Fisher said.

Balance Sheet

David Bulger, Innkeepers’ chief financial officer, treasurer and executive vice president, noted that the company continues to maintain a strong capital structure. “We extended until the end of 2003 the amendment that relaxed various covenants on our unsecured line of credit pertaining to the year 2002. This amendment will enable the company to possess full borrowing capacity throughout 2003 under the line of credit, assuming earnings guidance is achieved and borrowing proceeds are used for acquisitions.

“Our debt-to-investment in hotel properties at cost ratio is 27 percent at December 31, 2002, with all of our total debt due 2007 and beyond. Our weighted average interest rate on our total debt is 7.5 percent, and 96 percent of our total debt is at fixed rates. We have $0 outstanding on our $135 million unsecured revolving line of credit, which matures July 2004.

“We project, using the low end of our earnings guidance, that cash flow (FFO plus noncash amortization) will be $52 million in 2003, with total dividends of $27 million (assuming a $0.32 common share dividend), and that the company will have $21 million for capital expenditures and approximately $4 million for required principal amortization.”

Capital Expenditures

Bulger added that the company will continue to invest in its hotel properties to ensure their competitive condition. “We spent $21 million on selective improvements and capital

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projects in 2002, which together represent maintenance capital expenditures at our hotels. By continuing to invest capital regularly, we expect our hotels to be well positioned when business transient travel returns to more normal levels. We estimate we will spend approximately $21 million to $25 million on capex in 2003.”

Innkeepers Hospitality Performance

Innkeepers Hospitality, which leases 61 of the company’s 67 hotels at December 31, 2002, reported that its net loss for the year ending December 31, 2002, was approximately $5.8 million (net income was approximately $100,000 prior to settlement of litigation charges), compared to net income of $4.4 million for the same period in 2001. Gross margin and gross operating profit (GOP) for the full year were 77.8 percent and 46.6 percent, respectively, which were compressed 1.8 percentage points and 3.2 percentage points, respectively, from the prior year.

Innkeepers Hospitality also has resolved all outstanding litigation issues with its former president, Frederic M. Shaw, for a total of $5.9 million. According to the settlement, Mr. Shaw will receive all payments due under his employment contract and reimbursement of a portion of incurred litigation costs. In addition, Jeffrey Fisher will buy Mr. Shaw’s equity interest in Innkeepers Hospitality. Innkeepers Hospitality’s payments due under the settlement and the cost of Jeffrey Fisher’s purchase of Mr. Shaw’s equity interest is in the aggregate approximately $6.9 million.

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Innkeepers USA Trust previously announced that it has also resolved all outstanding litigation issues with Mr. Shaw, its former chief operating officer. Innkeepers USA Trust has expensed $2,946,000 in connection with this settlement. The settlement of the litigation with Mr. Shaw by Innkeepers Hospitality and Innkeepers USA Trust, and the purchase of Mr. Shaw’s equity interest in Innkeepers Hospitality by Mr. Fisher are contingent on the closing by April 30 (unless extended by mutual agreement of the parties) of a taxable REIT subsidiary transaction between Innkeepers USA Trust and Innkeepers Hospitality, in accordance with provisions of the REIT Modernization Act. A special committee of the board of trustees of the company formed to examine strategic alternatives regarding the lessee position available under the REIT Modernization Act, and its independent advisors are in the process of negotiating with Innkeepers Hospitality the possible structuring and terms of a transaction.

As of December 31, 2002, Innkeepers Hospitality had no debt outstanding and has the availability of a $1 million secured revolving line of credit.

Innkeepers Hospitality projects 2003 net income to be flat to approximately $1 million. Innkeepers Hospitality’s assumptions for 2003 do not include the effects of any additional acquisition or disposition of leases or management contracts, capital transactions, or any transactions that may occur in conjunction with the REIT Modernization Act, or otherwise.

2002 Financial Results

For the full-year 2002, net loss available to common shareholders was $(11.2) million, or $(0.31) per diluted share, compared to net income available to common shareholders of $16.2

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million, or $0.47 per diluted share in 2001. Net loss available to common shareholders is after impairment and settlement of litigation charges, gain (loss) on sale of hotel and discontinued operations. Total revenue was $89.3 million, compared to $106.9 million in 2001. FFO for 2002 declined 26 percent to $52.4 million from $70.8 million in 2001. FFO excludes impairment and settlement of litigation charges, gain (loss) on sale of hotel and an estimated loss on sale included in discontinued operations. FFO per share fell 28 percent to $1.09 per share, compared to $1.52 per share in 2001. EBITDA declined to $72.4 million from $92.0 million in 2001, a decrease of 21 percent. RevPAR declined 11.9 percent in 2002.

Innkeepers USA Trust is a hotel real estate investment trust (REIT) and a leading owner of upscale, extended-stay hotel properties throughout the U.S. The company owns 67 hotels with a total of 8,196 suites or rooms in 23 states and focuses on acquiring and/or developing Residence Inns by Marriott and other upscale extended-stay hotels and the rebranding and repositioning of other hotel properties.

For more information about Innkeepers USA Trust, visit the company’s web site at www.innkeepersusa.com. To listen to a webcast of the company’s 2002 fourth quarter conference call on February 4 at 2 p.m. Eastern time, go to the web site and click on Conference Calls. Interested parties may listen to an archived webcast of the conference call on the web site, or may dial (800) 405-2236, pass code 519740, to hear a telephone replay. The archived webcast and telephone replay will be available through Tuesday, February 11, 2003.

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Cautionary statements set forth in reports filed by the company from time to time with the Securities and Exchange Commission discuss important factors impacting, or that could impact, the company and its results or forecasted results. These factors include, without limitation, (i) risks that war, terrorism or similar activity, disruption in oil imports or changes in domestic or international political environments, have and may continue to negatively affect the travel industry and the company, and the negative effects of such events that may occur in the future cannot be fully anticipated, (ii) the relative strength and performance of businesses and industries that are important demand generators in the company’s key markets, (iii) international, national, regional and local economic conditions that will, among other things, affect demand for the company’s hotel rooms and the availability and terms of financing, (iv) the company’s ability to maintain its properties in competitive condition, (v) the company’s ability to acquire or develop additional properties and risks that potential acquisitions or developments may not perform in accordance with expectations, (vi) changes in travel patterns or the prevailing means of commerce, i.e., e-commerce, and (vii) the complex tax rules that the company must satisfy to qualify as a REIT, and other governmental regulation.

INNKEEPERS USA TRUST

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

(in thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2002	2001	2002	2001
Revenue:
Percentage lease revenue	$34,169	$39,938	$88,688	$105,540
Other revenue	196	196	637	1,392
Total revenue	$34,365	$40,134	$89,325	$106,932
Expenses:
Depreciation	$9,049	$9,280	$36,928	$39,087
Amortization of franchise costs	15	14	57	59
Ground rent	125	125	493	485
Interest expense (1)	4,460	4,558	17,485	18,565
Amortization of loan origination fees	278	243	1,173	928
Property taxes and insurance	3,040	3,023	12,451	10,882
General and administrative	1,085	851	3,927	3,585
Amortization of unearned compensation	336	335	1,346	1,349
Impairment charge	6,500	0	6,500	0
Other charges (2)	2,980	682	3,467	782
Total expenses	$27,868	$19,111	$83,827	$75,722
Income before minority interest	6,497	21,023	5,498	31,210
Minority interest, common	(43)	(635)	380	(615)
Minority interest, preferred	(1,068)	(1,068)	(4,273)	(4,433)
Gain (loss) on sale of hotel	0	(250)	530	(250)
Discontinued operations (3)	(1,977)	145	(3,362)	256
Net income (loss)	$3,409	$19,215	$(1,227)	$26,168
Diluted income (loss) per share	$0.02	$0.45	$(0.31)	$0.47
Preferred share dividends	(2,496)	(2,496)	(9,983)	(9,983)
Weighted average number of
common shares	37,349,625	45,136,898	36,088,951	34,461,134

(1)	Interest expense has been capitalized in the amounts of $0 and $122,000 for the three months ended December 31, 2002 and 2001 and $767,000 and $196,000 for the twelve months ended December 31, 2002 and 2001 pertaining to the newly developed Residence Inn by Marriott hotel in Saddle River, New Jersey
(2)	Other charges include settlement of litigation with the company's former chief operating officer in the amount of $2,946,000
(3)	A hotel has been actively marketed for sale and an estimated loss on sale of $3,713,000 and the operations of the hotel (i.e., percentage lease revenue, depreciation and property taxes and insurance) have been recognized and categorized as discontinued operations for all periods presented

INNKEEPERS USA TRUST

SELECTED INCOME STATEMENT DATA (UNAUDITED)

(in thousands, except per share and percentage change data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2002	2001	2002	2001
Calculation of Funds From Operations (FFO)
Income before minority interest	$6,497	$21,023	$5,498	$31,210
Discontinued operations (1)	137	145	351	256
Depreciation	9,049	9,280	36,928	39,087
Depreciation from discontinued operations (1)	0	73	208	293
Impairment charge	6,500	0	6,500	0
Other charges (2)	2,946	0	2,946	0
Deferred percentage lease revenue	(14,995)	(19,504)	0	0
FFO	$10,134	$11,017	$52,431	$70,846
FFO per share	$0.21	$0.24	$1.09	$1.52
Weighted average number of common shares and common share equivalents	49,259,480	46,427,055	48,062,407	46,538,200

(1)	A hotel has been actively marketed for sale and an estimated loss on sale of $3,713,000 and the operations of the hotel (i.e., percentage lease revenue, depreciation and property taxes and insurance) have been recognized and categorized as discontinued operations for all periods presented. The operations of the hotel are included in the calculation of FFO. The estimated loss on sale of $3,713,000 is excluded from the calculation of FFO.
(2)	Other charges include settlement of litigation with the company’s former chief operating officer in the amount of $2,946,000

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2002	2001	2002	2001
Calculation of EBITDA (1)
Total revenue	$34,365	$40,134	$89,325	$106,932
Ground rent	(125)	(125)	(493)	(485)
Property taxes and insurance	(3,040)	(3,023)	(12,451)	(10,882)
General and administrative	(1,085)	(851)	(3,927)	(3,585)
Deferred percentage lease revenue	(14,995)	(19,504)	0	0
EBITDA	$15,120	$16,631	$72,454	$91,980

(1)	Earnings before interest, taxes, depreciation and amortization from continuing operations. EBITDA does not include impairment and settlement of litigation charges, gain (loss) on sale of hotel and discontinued operations.

	Three Months Ended December 31,		% Inc (dec)	Twelve Months Ended December 31,		% Inc (dec)
	2002	2001		2002	2001
Summary Statistics
Total revenue (1)	$34,365	$40,134	(14.4)%	$89,325	$106,932	(16.5)%
EBITDA	$15,120	$16,631	(9.1)%	$72,454	$91,980	(21.2)%
FFO	$10,134	$11,017	(8.0)%	$52,431	$70,846	(26.0)%
FFO per share	$0.21	$0.24	(12.5)%	$1.09	$1.52	(28.3)%
Net income (loss) (2)	$3,409	$19,215	(82.3)%	$(1,227)	$26,168	(104.7)%
Diluted income (loss) per share (2)	$0.02	$0.45	(95.6)%	$(0.31)	$0.47	(166.0)%
Cash flows from operating activities	$8,039	$12,477	(35.6)%	$53,845	$75,028	(28.2)%

(1)	Includes deferred percentage lease revenue pertaining to the three months ended December 31, 2002 and 2001
(2)	Net income (loss) and diluted income (loss) per share is after impairment and settlement of litigation charges, gain (loss) on sale of hotel and discontinued operations

INNKEEPERS USA TRUST

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands, except share and per share data)

	December 31, 2002	December 31, 2001
ASSETS
Investment in hotel properties:
Land and improvements	$101,104	$100,076
Building and improvements	655,373	652,899
Furniture and equipment	104,513	103,668
Renovations in process	828	241
Hotel held for sale	2,000	—
Hotel under development	—	8,998

	863,818	865,882
Accumulated depreciation	(180,789)	(154,574)

Net investment in hotel properties	683,029	711,308
Cash and cash equivalents	21,367	5,077
Restricted cash and cash equivalents	14,151	19,138
Due from Lessees	8,784	10,264
Deferred expenses, net	3,685	4,546
Other assets	3,032	2,587

Total assets	$734,048	$752,920

LIABILITIES AND SHAREHOLDERS’ EQUITY
Debt	$236,730	$261,116
Accounts payable and accrued expenses	7,700	8,376
Distributions payable	9,000	3,176
Minority interest in Partnership	52,458	54,249

Total liabilities	305,888	326,917

Shareholders’ equity:
Preferred shares, $0.01 par value, 20,000,000 shares authorized, 4,630,000 shares issued and outstanding	$115,750	$115,750
Common shares, $0.01 par value, 100,000,000 shares authorized, 37,483,913 and 34,774,156 issued and outstanding, respectively	375	348
Additional paid-in capital	393,259	367,596
Unearned compensation	(1,036)	(3,482)
Distributions in excess of net earnings	(80,188)	(54,209)

Total shareholders’ equity	428,160	426,003

Total liabilities and shareholders’ equity	$734,048	$752,920

INNKEEPERS USA TRUST

SELECTED BALANCE SHEET DATA (UNAUDITED)

(in thousands, except shares data)

	December 31, 2002		December 31, 2001
CAPITALIZATION
Common share market capitalization	$287,000		$341,000
Market capitalization	$678,000		$768,000
Common share closing price	$7.66		$9.80
Common dividend (1)	$0.40		$0.91
Common share dividend yield (1)	5.2%		9.3%
Preferred share closing price	$24.20		$23.25
Preferred share dividend (2)	$2.156		$2.156
Preferred share dividend yield (2)	8.9%		9.3%
EBITDA return on investment in hotel properties (3)	9.0%		11.0%
RevPAR percentage change to EBITDA percentage change (3)	1.8	x	1.5	x
DEBT COVERAGE
Debt weighted average interest rate	7.5%		7.2%
Debt to investment in hotel properties	27%		30%
Debt and preferred shares to investment in hotel properties	41%		44%
Debt to total market capitalization	35%		34%
Debt and preferred shares to total market capitalization	52%		44%
Debt to EBITDA (3)	3.3	x	2.8	x
Debt and preferred shares to EBITDA (3)	4.9	x	4.1	x
EBITDA to interest expense coverage (3)	4.1	x	5.0	x
EBITDA to fixed charge coverage (3)(4)	1.7	x	2.0	x
LIQUIDITY/FLEXIBILITY
Debt Due 2002	—		$3,000
Debt Due 2003	$5,000		$5,000
Debt Due 2004	$5,000		$26,000
Debt Due 2005	$6,000		$6,000
Debt Due 2006 and thereafter	$221,000		$221,000

Unencumbered hotel assets (5)	42%		42%
Common dividend per share/FFO per share payout (3)	37%		60%
Unsecured Line of Credit Outstanding Balance	$0		$21,000
Unsecured Line of Credit Available Balance (6)	$125,000		$104,000
SHARES AND UNITS OUTSTANDING
Common Shares	37,483,913		34,774,156
Common Partnership Units	1,167,893		1,290,157
Preferred Partnership Units	3,884,469		3,884,469
Preferred Shares (7)	6,857,493		6,857,493

(1)	Regular and special common share dividends declared in 2002 or regular common share dividends declared in 2001
(2)	Regular preferred share dividends declared in 2002 or 2001
(3)	Last 12 months
(4)	Fixed charges include interest expense, a 4% capital expenditure reserve, preferred share dividends, preferred partnership unit distributions and principal amortization
(5)	Based upon the number of hotels
(6)	The actual amount that may be borrowed is contingent upon many factors, such as compliance with unsecured line of credit covenants and the use of proceeds from borrowings.
(7)	Assuming conversion into common shares

INNKEEPERS USA TRUST

DEBT COMPOSITION (UNAUDITED)

AS OF DECEMBER 31, 2002

(outstanding balance in thousands)

DEBT	Outstanding Balance	Stated Interest Rate		Maturity Date		Encumbered Properties
Unsecured Line of Credit	$0	—	(2)	July 2004		—
Industrial Revenue Bonds	10,000	2.55%	(2)	Dec. 2014		—
Term Loan #1	26,000	8.17%		Oct. 2007		8
Term Loan #2	39,000	8.15%		Mar. 2009		8
Term Loan #3	38,000	7.02%		Apr. 2010		8
Term Loan #4	58,000	7.16%		Oct. 2009		8
Term Loan #5	50,000	7.75%		Jan. 2011		6
Mortgage (1)	14,000	10.35%		June 2010		1
Adjustment (1)	2,000	—				—
TOTAL	$237,000	7.5%	(3)	7 yrs	(4)	39

(1)	Adjustment to record $14 million mortgage at a fair market interest rate of 7% (the stated interest rate is 10.35%)
(2)	Variable rated debt. The industrial revenue bonds stated interest rate includes a letter of credit fee of 1.25%.
(3)	Weighted average calculated using the stated interest rate
(4)	Weighted average maturity

INNKEEPERS USA TRUST

HOTEL OPERATING RESULTS (UNAUDITED)

	As of December 31, 2002	Three Months Ended December 31,		% Inc (dec)	Twelve Months Ended December 31,		% Inc (dec)
		2002	2001		2002	2001
PORTFOLIO(1)
Average Daily Rate		$91.78	$94.25	-2.62%	$94.75	$105.36	-10.07%
Occupancy		65.66%	66.82%	-1.74%	71.42%	72.94%	-2.08%
RevPAR		$60.27	$62.97	-4.29%	$67.67	$76.85	-11.95%
Number of hotels	67
Percent of total rooms	100.0%
Percent of percentage lease revenue (2)	100.0%
BY SEGMENT(1)
Upscale Extended Stay
Average Daily Rate		$94.11	$97.50	-3.48%	$96.92	$109.57	-11.55%
Occupancy		68.90%	69.47%	-0.82%	75.21%	75.52%	-0.41%
RevPAR		$64.84	$67.73	-4.27%	$72.89	$82.75	-11.92%
Number of hotels	52
Percent of total rooms	76.1%
Percent of percentage lease revenue (2)	80.5%
Mid-Priced
Average Daily Rate		$82.88	$82.38	0.61%	$86.22	$90.09	-4.30%
Occupancy		55.71%	58.66%	-5.03%	59.65%	64.92%	-8.12%
RevPAR		$46.17	$48.32	-4.45%	$51.43	$58.49	-12.07%
Number of hotels	15
Percent of total rooms	23.9%
Percent of percentage lease revenue (2)	19.5%
BY FRANCHISE AFFILIATION(3)
Residence Inn
Average Daily Rate		$95.00	$97.22	-2.28%	$97.02	$109.12	-11.09%
Occupancy		67.47%	69.23%	-2.54%	74.11%	74.76%	-0.87%
RevPAR		$64.10	$67.30	-4.75%	$71.91	$81.58	-11.85%
Number of hotels	46
Percent of total rooms	67.0%
Percent of percentage lease revenue (2)	70.0%

	As of December 31, 2002	Three Months Ended December 31,		% Inc (dec)	Twelve Months Ended December 31,		% Inc (dec)
		2002	2001		2002	2001
Summerfield Suites (4)
Average Daily Rate		$88.72	$99.44	-10.78%	$96.32	$112.33	-14.25%
Occupancy		79.05%	71.13%	11.13%	82.38%	80.47%	2.37%
RevPAR		$70.13	$70.73	-0.85%	$79.35	$90.39	-12.21%
Number of hotels	6
Percent of total rooms	9.1%
Percent of percentage lease revenue (2)	10.5%
Hampton Inn
Average Daily Rate		$83.85	$84.02	-0.20%	$87.30	$90.02	-3.02%
Occupancy		55.46%	58.82%	-5.71%	60.08%	65.25%	-7.92%
RevPAR		$46.50	$49.42	-5.91%	$52.45	$58.74	-10.71%
Number of hotels	12
Percent of total rooms	18.6%
Percent of percentage lease revenue (2)	15.5%
BY MANAGEMENT COMPANY
Innkeepers Hospitality (1)
Average Daily Rate		$90.32	$90.56	-0.27%	$92.61	$99.62	-7.04%
Occupancy		62.94%	66.29%	-5.05%	68.42%	71.06%	-3.72%
RevPAR		$56.85	$60.03	-5.30%	$63.36	$70.79	-10.50%
Number of hotels	44
Percent of total rooms	61.2%
Percent of percentage lease revenue (2)	57.0%
Marriott
Average Daily Rate		$95.63	$99.87	-4.25%	$98.40	$113.93	-13.63%
Occupancy		66.98%	66.54%	0.66%	74.09%	74.42%	-0.44%
RevPAR		$64.06	$66.45	-3.60%	$72.90	$84.78	-14.01%
Number of hotels	17
Percent of total rooms	29.7%
Percent of percentage lease revenue (2)	32.5%
Wyndham
Average Daily Rate		$88.72	$99.44	-10.78%	$95.72	$112.87	-15.19%
Occupancy		79.05%	71.13%	11.13%	82.52%	80.54%	2.46%
RevPAR		$70.13	$70.73	-0.85%	$78.99	$90.91	-13.11%
Number of hotels	6
Percent of total rooms	9.1%
Percent of percentage lease revenue (2)	10.5%

	As of December 31, 2002	Three Months Ended December 31,		% Inc (dec)	Twelve Months Ended December 31,		% Inc (dec)
		2002	2001		2002	2001
BY GEOGRAPHIC REGION
New England [ME, NH, VT, MA, CT, RI]
Average Daily Rate		$96.51	$92.87	3.92%	$96.75	$106.13	-8.84%
Occupancy		53.18%	63.89%	-16.76%	60.37%	67.54%	-10.62%
RevPAR		$51.32	$59.33	-13.50%	$58.41	$71.68	-18.51%
Number of hotels	5
Percent of total rooms	7.0%
Percent of percentage lease revenue (2)	5.7%
Middle Atlantic (3) [NY, NJ, PA]
Average Daily Rate		$92.98	$93.71	-0.78%	$96.24	$99.78	-3.55%
Occupancy		69.94%	73.78%	-5.20%	75.52%	76.83%	-1.71%
RevPAR		$65.03	$69.14	-5.94%	$72.68	$76.66	-5.19%
Number of hotels	10
Percent of total rooms	13.7%
Percent of percentage lease revenue (2)	12.8%
South Atlantic [DE, MD, WV, DC, VA, NC, SC, GA, FL]
Average Daily Rate		$83.87	$83.34	0.64%	$85.49	$90.60	-5.64%
Occupancy		61.16%	59.96%	2.00%	66.18%	67.75%	-2.32%
RevPAR		$51.29	$49.97	2.64%	$56.57	$61.38	-7.84%
Number of hotels	14
Percent of total rooms	21.1%
Percent of percentage lease revenue (2)	17.4%
East North Central [OH, MI, IN, IL, WI]
Average Daily Rate		$88.43	$88.39	0.05%	$90.28	$94.73	-4.70%
Occupancy		64.97%	66.91%	-2.90%	68.91%	71.49%	-3.61%
RevPAR		$57.45	$59.14	-2.86%	$62.21	$67.72	-8.14%
Number of hotels	12
Percent of total rooms	16.2%
Percent of percentage lease revenue (2)	14.0%
East South Central [KY, TN, AL, MS]
Average Daily Rate		$81.01	$79.10	2.41%	$82.38	$87.11	-5.43%
Occupancy		77.66%	76.45%	1.58%	79.91%	79.38%	0.67%
RevPAR		$62.92	$60.47	4.05%	$65.83	$69.15	-4.80%
Number of hotels	2
Percent of total rooms	2.2%
Percent of percentage lease revenue (2)	2.0%

	As of December 31, 2002	Three Months Ended December 31,		% Inc (dec)	Twelve Months Ended December 31,		% Inc (dec)
		2002	2001		2002	2001
West North Central [MN, IA, MO, KS,NE,SD, ND]
Average Daily Rate		$77.36	$80.36	-3.73%	$81.23	$86.63	-6.23%
Occupancy		64.32%	65.81%	-2.26%	71.72%	75.76%	-5.33%
RevPAR		$49.76	$52.89	-5.92%	$58.26	$65.63	-11.23%
Number of hotels	2
Percent of total rooms	2.3%
Percent of percentage lease revenue (2)	1.6%
West South Central [AR, LA, OK, TX]
Average Daily Rate		$80.84	$86.25	-6.27%	$86.43	$95.55	-9.54%
Occupancy		69.85%	64.68%	7.99%	74.57%	75.07%	-0.67%
RevPAR		$56.47	$55.79	1.22%	$64.45	$71.74	-10.16%
Number of hotels	4
Percent of total rooms	6.6%
Percent of percentage lease revenue (2)	6.5%
Mountain [MT, ID, WY, CO, UT, NM, AZ, NV]
Average Daily Rate		$89.26	$89.33	-0.08%	$91.04	$97.96	-7.06%
Occupancy		71.27%	73.76%	-3.38%	77.53%	78.35%	-1.05%
RevPAR		$63.61	$65.89	-3.46%	$70.59	$76.75	-8.03%
Number of hotels	2
Percent of total rooms	3.5%
Percent of percentage lease revenue (2)	3.4%
Pacific (4) [WA, OR, CA, AK, HI]
Average Daily Rate		$102.76	$110.37	-6.89%	$106.55	$129.38	-17.65%
Occupancy		68.36%	68.81%	-0.65%	75.67%	75.50%	0.23%
RevPAR		$70.25	$75.95	-7.50%	$80.63	$97.69	-17.46%
Number of hotels	16
Percent of total rooms	27.4%
Percent of percentage lease revenue (2)	36.6%
BY SELECTED MSA
Atlanta
Average Daily Rate		$84.40	$83.84	0.67%	$83.92	$87.06	-3.61%
Occupancy		55.44%	59.46%	-6.76%	63.09%	69.42%	-9.12%
RevPAR		$46.79	$49.86	-6.16%	$52.94	$60.43	-12.39%
Number of hotels	3
Percent of total rooms	5.2%
Percent of percentage lease revenue (2)	3.6%

	As of December 31, 2002	Three Months Ended December 31,		% Inc (dec)	Twelve Months Ended December 31,		% Inc (dec)
		2002	2001		2002	2001
Boston
Average Daily Rate		$91.92	$80.69	13.92%	$93.48	$98.85	-5.43%
Occupancy		40.76%	51.71%	-21.18%	45.92%	57.68%	-20.39%
RevPAR		$37.47	$41.73	-10.21%	$42.93	$57.01	-24.70%
Number of hotels	2
Percent of total rooms	3.7%
Percent of percentage lease revenue (2)	2.2%
Chicago
Average Daily Rate		$89.98	$89.30	0.76%	$93.82	$96.91	-3.19%
Occupancy		61.79%	64.54%	-4.26%	65.53%	68.82%	-4.78%
RevPAR		$55.60	$57.64	-3.54%	$61.48	$66.69	-7.81%
Number of hotels	4
Percent of total rooms	6.8%
Percent of percentage lease revenue (2)	6.5%
Dallas/Ft. Worth
Average Daily Rate		$80.84	$86.25	-6.27%	$86.43	$95.55	-9.54%
Occupancy		69.85%	64.68%	7.99%	74.57%	75.07%	-0.67%
RevPAR		$56.47	$55.79	1.22%	$64.45	$71.74	-10.16%
Number of hotels	4
Percent of total rooms	6.6%
Percent of percentage lease revenue (2)	6.5%
Denver
Average Daily Rate		$89.26	$89.33	-0.08%	$91.04	$97.96	-7.06%
Occupancy		71.27%	73.76%	-3.38%	77.53%	78.35%	-1.05%
RevPAR		$63.61	$65.89	-3.46%	$70.59	$76.75	-8.03%
Number of hotels	2
Percent of total rooms	3.5%
Percent of percentage lease revenue (2)	3.4%
Detroit
Average Daily Rate		$94.27	$96.47	-2.28%	$94.53	$103.16	-8.37%
Occupancy		67.16%	68.51%	-1.97%	72.78%	71.42%	1.90%
RevPAR		$63.31	$66.09	-4.21%	$68.80	$73.67	-6.61%
Number of hotels	3
Percent of total rooms	4.4%
Percent of percentage lease revenue (2)	4.1%

	As of December 31, 2002	Three Months Ended December 31,		% Inc (dec)	Twelve Months Ended December 31,		% Inc (dec)
		2002	2001		2002	2001
Hartford
Average Daily Rate		$106.10	$110.74	-4.19%	$105.31	$120.24	-12.42%
Occupancy		65.31%	76.78%	-14.94%	74.75%	78.38%	-4.63%
RevPAR		$69.29	$85.02	-18.50%	$78.72	$94.24	-16.47%
Number of hotels	2
Percent of total rooms	2.3%
Percent of percentage lease revenue (2)	2.6%
Philadelphia
Average Daily Rate		$88.42	$89.85	-1.59%	$89.20	$94.40	-5.51%
Occupancy		75.23%	78.14%	-3.72%	80.51%	79.93%	0.73%
RevPAR		$66.51	$70.21	-5.27%	$71.81	$75.45	-4.82%
Number of hotels	4
Percent of total rooms	5.6%
Percent of percentage lease revenue (2)	5.9%
Richmond
Average Daily Rate		$79.70	$80.12	-0.52%	$81.33	$92.26	-11.85%
Occupancy		61.14%	52.79%	15.82%	67.44%	61.23%	10.14%
RevPAR		$48.73	$42.30	15.20%	$54.85	$56.49	-2.90%
Number of hotels	2
Percent of total rooms	2.3%
Percent of percentage lease revenue (2)	1.7%
San Francisco/San Jose/Oakland
Average Daily Rate		$111.66	$125.12	-10.76%	$117.47	$154.45	-23.94%
Occupancy		64.35%	64.32%	0.05%	72.30%	72.59%	-0.40%
RevPAR		$71.85	$80.48	-10.72%	$84.93	$112.11	-24.24%
Number of hotels	8
Percent of total rooms	14.5%
Percent of percentage lease revenue (2)	20.0%
Seattle/Portland
Average Daily Rate		$93.47	$94.77	-1.37%	$94.42	$103.72	-8.97%
Occupancy		69.35%	71.88%	-3.52%	76.97%	77.32%	-0.45%
RevPAR		$64.82	$68.12	-4.84%	$72.68	$80.19	-9.37%
Number of hotels	6
Percent of total rooms	9.0%
Percent of percentage lease revenue (2)	11.6%

	As of December 31, 2002	Three Months Ended December 31,		% Inc (dec)	Twelve Months Ended December 31,		% Inc (dec)
		2002	2001		2002	2001
Washington, D.C.
Average Daily Rate		$100.85	$99.93	0.92%	$101.07	$104.85	-3.61%
Occupancy		61.87%	58.79%	5.24%	66.92%	66.11%	1.23%
RevPAR		$62.39	$58.74	6.21%	$67.63	$69.31	-2.42%
Number of hotels	3
Percent of total rooms	5.3%
Percent of percentage lease revenue (2)	5.8%

(1)	Hotel operating results include one hotel sold in July 2002 and exclude one newly developed hotel opened in September 2002
(2)	Last 12 months
(3)	Hotel operating results exclude one newly developed hotel opened in September 2002
(4)	Hotel operating results include one hotel sold in July 2002